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                                                                   Exhibit 10.5

                              MUTUAL RELEASE AGREEMENT

       This Mutual Release Agreement (the "Release") is entered into by and between EXCAL ENERGY CORPORATION ("EXCAL"), MTR GAMING GROUP, INC. ("MTR"), FLEUR-DAVID CORPORATION ("FLEUR-DAVID") and SABAL CORPORATION ("SABAL") effective as of this 30 day of October, 1998.

                                       RECITALS

       WHEREAS, contemporaneously with the execution of this Agreement, SABAL and EXCAL have entered into a Term Loan Agreement (the "Loan Agreement"); and

       WHEREAS, contemporaneously with the execution of this Agreement, EXCAL and MTR have conveyed their interest in certain oil and gas leases to Sabal pursuant to a Bill of Sale, Quitclaim and Assignment of Interest (the "Bill of Sale"); and

       WHEREAS, contemporaneously with the execution of this document, SABAL executed an Assignment of Production Payment (the "Production Payment") conveying a production payment to EXCAL; and

       WHEREAS, SABAL and FLEUR-DAVID CORPORATION have entered into a Letter Agreement dated October 13, 1998 (the "Letter Agreement") pursuant to which SABAL will acquire certain oil and gas leases and contract rights from FLEUR-DAVID, an Assignment and Assumption Agreement of even date herewith (the "Assignment and Assumption Agreement"); a Bill of Sale and a Bill of Sale, Quitclaim and Assignment of Interests (collectively the "F-D Bills of Sale"); and


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       WHEREAS, MTR and EXCAL, on the one hand, FLEUR-DAVID and SABAL, on the other, wish to resolve certain claims which the parties might have against each other and to set forth the terms of such agreement in a written document, it is therefore agreed as follows:

                                      AGREEMENT

       1. For the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, MTR and EXCAL hereby release FLEUR-DAVID and SABAL, their respective shareholders, officers, directors, employees, representatives, attorneys and assigns from any and all claims, causes of action, debts, losses, expenses or other obligations of any kind or nature whatsoever, arising out of the prior dealings of the parties with respect to certain oil and gas leases and operations within the Area of Mutual Interest described on Exhibit 1 hereto.

       2. For the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, FLEUR-DAVID and SABAL hereby release MTR and EXCAL, their respective shareholders, officers, directors, employees, representatives, attorneys and assigns from any and all claims, causes of action, debts, losses, expenses or other obligations of any kind or nature whatsoever, arising out of the prior dealings of the parties with respect to certain oil and gas leases and operations within the Area of Mutual Interest described on Exhibit 1 hereto.

       3. Notwithstanding the foregoing releases, nothing herein shall release MTR, EXCAL or SABAL from their duties and obligations with respect to the Loan Agreement, the Bill of Sale, the Assignment of Production Payment, or other documents executed in connection therewith, it being the intention of the parties to this Release that only the causes of action which existed prior


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to the execution of the Loan Agreement, the Bill of  Sale and the Assignment
of Production Payment  executed contemporaneously herewith be released.

       4. Notwithstanding the foregoing releases, nothing herein shall release SABAL or FLEUR-DAVID from their duties and obligations with respect to the Letter Agreement, the Assignment and Assumption Agreement, the F-D Bills of Sale or other documents executed in connection therewith, it being the intention of the parties to this Release that only the causes of action which existed prior to the execution of the Letter Agreement, the F-D Bills of Sale and the Assignment and Assumption Agreement be released.

       5. This Release may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. This Agreement shall be effective upon receipt by each of the parties hereto of a facsimile copy of an executed counterpart, with the original executed counterpart to be forwarded to the other party as soon as practicable thereafter.

                                       EXCAL ENERGY CORPORATION


                                       By: /s/ Robert L. Ruben
                                          --------------------------------
                                       Name:  Robert L. Ruben
                                       Title: Attorney-in-fact
                                       SABAL CORP.


                                       By: /s/ Roger Landress
                                          --------------------------------
                                       Name:  Roger Landress
                                       Title: President


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                                       MTR GAMING GROUP, INC.


                                       By: /s/ Robert L. Ruben
                                          ---------------------------------
                                       Name:  Robert L. Ruben
                                       Title: Attorney-in-fact
                                              Assistant Secretary, Director


                                       FLEUR-DAVID CORPORATION


                                       By: /s/ Ralph Curton Jr.
                                          ---------------------------------
                                       Name:  Ralph Curton Jr.
                                       Title: Chairman, CEO


THE DISTRICT OF COLUMBIA               Section
                                       Section
                                       Section

       This instrument was acknowledged before me on the 27th day of October, 1998 by ROBERT L. Ruben, Attorney-in-fact of EXCAL ENERGY CORPORATION.

                                          /s/ Elva R. Barriteau
                                          --------------------------------
                                          NOTARY PUBLIC, DISTRICT OF COLUMBIA


THE STATE OF TEXAS                     Section
                                       Section
COUNTY OF TRAVIS                       Section

       This instrument was acknowledged before me on the 19th day of October, 1998 by ROGER LANDRESS, President of SABAL CORP.

                                          /s/ Jeanette E. Fuller
                                          --------------------------------
                                          NOTARY PUBLIC, STATE OF TEXAS


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DISTRICT OF COLUMBIA                   Section
                                       Section
                                       Section

       This instrument was acknowledged before me on the 27th day of October, 1998 by Robert L. Ruben, Attorney-in-fact of MTR GAMING GROUP, INC.

                                          /s/ Elva R. Barriteau
                                          --------------------------------
                                          NOTARY PUBLIC, DISTRICT



THE STATE OF TEXAS                     Section
                                       Section
COUNTY OF DALLAS                       Section

       This instrument was acknowledged before me on the _____ day of ________, 1998 by Ralph Curton, Jr., Chairman CEO of FLEUR-DAVID CORPORATION.

                                          /s/ Linda M. Poole
                                          --------------------------------
                                          NOTARY PUBLIC, STATE OF TEXAS


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